UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-04258

Value Line Convertible Fund, Inc.             ____
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y.         10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: April 30

Date of reporting period: October 31, 2009

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 10/31/09 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	S E M I - A N N U A L R E P O R T
O c t o b e r 3 1 , 2 0 0 9

DISTRIBUTOR	EULAV Securities, Inc.	Value Line Convertible Fund, Inc.
220 East 42nd Street
New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00069456

Value Line Convertible Fund, Inc.

To Our Value Line

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the Value Line Convertible Fund, Inc. (the “Fund”) for the period ended October 31, 2009. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The six-month period that ended on October 31, 2009, experienced strong returns within the convertible market. The massive fiscal and monetary stimulus propped up the beleaguered banking sector and renewed trading activity within the frozen credit markets. As a result, the economy began to improve and by September 2009, the Gross Domestic Product showed growth of 2.8%. This positive reading had followed four straight quarters of negative economic growth.

For the six-month period, your Fund gained 13.5%. This lagged the 19.0% return of its index, the Merrill Lynch Convertible Index.(1) The Fund also lagged the total return of the S&P 500 Index(2) which rose 20.0%. The Fund’s underperformance stemmed from being underweight in the lowest quality convertibles, those issuers who hold the lowest rankings from the major credit agencies. During the financial meltdown in 2008, many of these convertibles traded close to bankruptcy levels as their very existence was in jeopardy. When the economy recovered, these issues experienced a very strong relief rally, outperforming other higher ranked issues by a wide margin. Your Fund maintains high credit quality and does not maintain much exposure to these lowest ranked issues because of their credit risk.

We believe that the rally in the lowest ranked convertibles has most likely run its course. The Fund has added to issues in the technology, energy, industrial and materials sectors, areas which we believe will benefit from the economic upturn taking place. We will continue to select securities with good liquidity, favorable income, and solid creditworthiness.

As always, your confidence in Value Line is appreciated and we look forward to serving your future investment needs.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President
December 21, 2009

(1)
The Merrill Lynch Convertible Index represents a diversified group of convertible securities. The index is unmanaged and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

(2)
The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Value Line Convertible Fund, Inc.

Convertible Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced during the latter part of 2007 and proved to be long and severe, is over. In all, the business contraction, which produced four consecutive quarterly declines in the U.S. gross domestic product, from the third quarter of 2008 through the second quarter of 2009, concluded in the recent third quarter. The culmination of the economic setback was abrupt. Indeed, rather than transitioning from recession to a halting expansion, the U.S. economy expanded quickly and decisively over the summer, with GDP gaining 2.2% in the third quarter. The evolving expansion was underpinned by improving consumer activity (with the latter aided, in no small part, by the now-concluded “cash-for-clunkers” program), by lesser declines in housing (with that ailing sector boosted by government assistance for first-time home buyers), and by an irregular comeback in the business spending arena.

Going forward, the upturn should be supported by additional, albeit uneven, improvement on the consumer and industrial fronts. It is worth noting that the prospective rate of GDP growth in the year upcoming should be well below the historical norm of 3%-4%. The problem is that there is just too much overall weakness in certain key business sectors—notably housing and employment—to generate the increased levels of consumer activity needed for significantly greater rates of economic growth.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. We also experienced a large reduction in credit availability, a high level of bank failures, increasing foreclosure rates, multi-decade highs in unemployment, lackluster retail activity, and trendless manufacturing. Unfortunately, some of these problems are likely to remain with us for several quarters—notably the weaknesses in housing and employment. Such continuing difficulties underscore why we still expect somewhat below-trend rates of economic growth through 2010. Encouragingly, though, most business barometers are now either stabilizing or improving selectively. It is much the same overseas, where severe business declines had been earlier seen across Europe and Asia. Those prior setbacks, which generally got under way several months after our reversal commenced, have also largely run their course. Following this initially modest business recovery state-side—which we now expect to continue through 2010—we would look for sufficient brightening in housing and employment to help underpin a more substantial economic recovery in 2011 and through the middle years of the next decade. By that time, in fact, we would expect GDP growth to average a relatively sustainable 3.0%-3.5%.

Inflation, which moved sharply higher last year, following dramatic gains in oil, food, and commodity prices, has moved onto a more irregular, but generally subdued, path. We expect pricing to chart an uneven path over the next several quarters, with further up-and-down swings in oil and commodities being the norm, as the economy’s expansion develops. On average, we think pricing will increase less sharply going forward over the next year or two than it did before the 2007-2009 recession. Looking further out, we expect some pricing pressures to evolve later on in the business up cycle—as is only natural.The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we think it is unlikely to start raising interest rates until well into 2010, and to do so rather gently once its does finally opt to tighten the credit reins. Clearly, the risks to the sustainability of the formative economic up cycle would seem too great for the central bank to consider tightening aggressively anytime soon.

All in all, we see a comparatively benign period ahead, in the aggregate, for the equity and fixed-income markets over the next year or so.

Value Line Convertible Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 through October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/09	Ending account value 10/31/09	Expenses paid during period 5/1/09 thru 10/31/09*
Actual	$1,000.00	$1,134.60	$8.29
Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.83

*
Expenses are equal to the Fund’s annualized expense ratio of 1.54% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Convertible Fund, Inc.

Portfolio Highlights at October 31, 2009 (unaudited)

Ten Largest Holdings

Issue	Principal Amount or Shares	Value	Percentage of Net Assets
EMC Corp., 1.75%, 12/01/11	$350,000	$411,687	1.7%
Schering-Plough Corp., 6.00% , Pfd	1,500	$361,875	1.5%
Old Republic International Corp., 8.00%, 05/15/12	$300,000	$338,625	1.4%
ON Semiconductor Corp., 2.63%, 12/15/26	$350,000	$331,625	1.4%
Alliance Data Systems Corp., 1.75%, 08/01/13	$350,000	$330,750	1.4%
Hasbro, Inc., 2.75%, 12/01/21	$250,000	$327,187	1.3%
Freeport-McMoRan Copper & Gold, Inc., 6.75% , Pfd	3,000	$321,000	1.3%
Fisher Scientific International, Inc., 3.25%, 03/01/24	$250,000	$315,937	1.3%
EnerSys, 3.38%, 06/01/38	$350,000	$315,000	1.3%
Wells Fargo & Co., 7.50% , Pfd	350	$313,250	1.3%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities

Value Line Convertible Fund, Inc.

Schedule of Investments (unaudited)	October 31, 2009

Principal Amount		Value
CONVERTIBLE CORPORATE BONDS & NOTES (83.3%)
	BASIC MATERIALS (3.4%)
$100,000	ArcelorMittal, Senior Notes, 5.00%, 5/15/14	$136,000
200,000	Newmont Mining Corp., Guaranteed Senior Notes, 1.63%, 7/15/17	235,500
100,000	Rayonier TRS Holdings, Inc., Guaranteed Senior Exchangeable Notes, 3.75%, 10/15/12	103,750
200,000	Steel Dynamics, Inc., Convertible Fixed, 5.13%, 6/15/14	216,250
100,000	United States Steel Corp., Convertible Fixed, 4.00%, 5/15/14	132,500
		824,000
	COMMUNICATIONS (9.3%)
150,000	Anixter International, Inc. 0.0% 7/7/33 (1)	100,688
100,000	Anixter International, Inc., Senior Notes, 1.00%, 2/15/13	91,625
200,000	Arris Group, Inc. 2.00%, 11/15/26	187,240
100,000	CommScope, Inc. 3.25%, 7/1/15	120,125
250,000	Equinix, Inc., Subordinated Notes, 2.50%, 4/15/12	254,375
200,000	GSI Commerce, Inc., Senior Notes Convertible, 2.50%, 6/1/27	177,500
200,000	Interpublic Group of Cos., Inc., Senior Notes, 4.25%, 3/15/23	192,750
200,000	Liberty Media LLC 3.13%, 3/30/23	197,000
100,000	NII Holdings, Inc. 3.13%, 6/15/12	88,625
250,000	Qwest Communications International, Inc., Senior Notes, 3.50%, 11/15/25	248,437
300,000	SBA Communications Corp., 1.88%, 5/1/13	282,750
150,000	Symantec Corp., Senior Notes, 1.00%, 6/15/13	167,063

Principal Amount		Value
$100,000	VeriSign, Inc., Jr. Subordinated Debentures, 3.25%, 8/15/37 (2)	$84,875
100,000	VeriSign, Inc., Jr. Subordinated Debentures, 3.25%, 8/15/37	84,875
		2,277,928
	CONSUMER, CYCLICAL (9.8%)
200,000	Best Buy Company, Inc. 2.25%, 1/15/22	211,750
200,000	BorgWarner, Inc., Senior Notes, 3.50%, 4/15/12	241,000
250,000	Carnival Corp. 2.00%, 4/15/21	260,000
100,000	D.R. Horton, Inc., Senior Notes, 2.00%, 5/15/14	110,000
100,000	Ford Motor Co. 4.25%, 12/15/36	98,125
250,000	Hasbro, Inc. 2.75%, 12/1/21	327,187
250,000	Iconix Brand Group, Inc., Senior Subordinated Notes, 1.88%, 6/30/12	216,250
200,000	International Game Technology, 3.25%, 5/1/14 (2)	235,500
250,000	Lifetime Brands, Inc., Senior Notes, 4.75%, 7/15/11	219,375
100,000	Macrovision Corp., Notes, 2.63%, 8/15/11	114,000
200,000	United Auto Group, Inc., Senior Subordinated Notes, 3.50%, 4/1/26	200,750
100,000	Wyndham Worldwide Corp., Convertible Fixed, 3.50%, 5/1/12	147,500
		2,381,437
	CONSUMER, NON-CYCLICAL (17.4%)
350,000	Alliance Data Systems Corp., 1.75%, 8/1/13	330,750
173,000	American Medical Systems Holdings, Inc., Convertible Fixed, 4.00%, 9/15/41	181,650
27,000	American Medical Systems Holdings, Inc., Senior Subordinated Notes, 3.25%, 7/1/36	27,034
200,000	Amgen, Inc. 0.38%, 2/1/13	196,750

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

October 31, 2009

Principal Amount		Value
$150,000	Archer-Daniels-Midland Co., Senior Notes, 0.88%, 2/15/14	$151,313
200,000	Cephalon, Inc., Convertible Fixed, 2.50%, 5/1/14	200,000
150,000	Charles River Laboratories International, Inc., Senior Notes, 2.25%, 6/15/13	148,313
200,000	Gilead Sciences, Inc., Senior Notes, 0.63%, 5/1/13	244,250
100,000	Henry Schein, Inc., Contingent Senior Notes, 3.00%, 8/15/34	120,250
100,000	Hologic, Inc., Senior Notes, 2.00%, 12/15/37 (3)	81,125
150,000	Inverness Medical Innovations, Inc. 3.00%, 5/15/16	159,750
100,000	Kendle International, Inc., Senior Notes, 3.38%, 7/15/12	88,125
250,000	Kinetic Concepts, Inc., Guaranteed Senior Notes, 3.25%, 4/15/15 (2)	229,375
100,000	Life Technologies Corp., Senior Notes Convertible, 2.00%, 8/1/23	141,500
200,000	Life Technologies Corp., Senior Notes Convertible, 3.25%, 6/15/25	231,250
200,000	LifePoint Hospitals, Inc., Senior Subordinated Debentures, 3.50%, 5/15/14	179,000
200,000	MannKind Corp., Senior Notes Convertible, 3.75%, 12/15/13	123,000
150,000	Medicis Pharmaceutical Corp., Contingent Senior Notes Convertible, 2.50%, 6/4/32	143,063
250,000	Molson Coors Brewing Co., Senior Notes, 2.50%, 7/30/13	283,437
150,000	Mylan, Inc., Guaranteed Senior Notes, 3.75%, 9/15/15 (2)	210,562
200,000	Sotheby’s, Convertible Fixed, 3.13%, 6/15/13	171,750
150,000	Teva Pharmaceutical Finance LLC, Series A, 0.50%, 2/1/24	202,687

Principal Amount		Value
$200,000	Teva Pharmaceutical Finance LLC Series D, 1.75%, 2/1/26	$233,250
200,000	Theravance, Inc., Subordinated Notes, 3.00%, 1/15/15	167,750
		4,245,934
	ENERGY (12.3%)
150,000	Alpha Natural Resources, Inc., Senior Notes, 2.38%, 4/15/15	140,250
250,000	Cameron International Corp., Senior Debentures, 2.50%, 6/15/26	312,187
150,000	Chesapeake Energy Corp., Contingent Senior Notes, 2.75%, 11/15/35	144,000
200,000	Chesapeake Energy Corp., Contingent Senior Notes, 2.50%, 5/15/37	176,250
200,000	Core Laboratories LP, Guaranteed Senior Notes, 0.25%, 10/31/11	239,750
250,000	Covanta Holding Corp., Senior Debentures, 1.00%, 2/1/27	225,937
200,000	Global Industries Ltd., Senior Debentures, 2.75%, 8/1/27	124,250
200,000	Goodrich Petroleum Corp., Senior Notes, 3.25%, 12/1/26	182,750
250,000	Hornbeck Offshore Services, Inc. 1.63%, 11/15/26 (3)	218,375
250,000	International Coal Group, Inc. 9.00%, 8/1/12	260,312
300,000	Peabody Energy Corp. 4.75%, 12/15/41	276,375
150,000	Penn Virginia Corp., Senior Subordinated Notes, 4.50%, 11/15/12	136,500
150,000	Pioneer Natural Resources Co., Senior Notes, 2.88%, 1/15/38	150,750
150,000	SEACOR Holdings, Inc., Senior Debentures, 2.88%, 12/15/24	170,063
150,000	SESI LLC, Guaranteed Senior Notes, 1.50%, 12/15/26 (3)	134,438

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Schedule of Investments (unaudited)

Principal Amount		Value
$100,000	Transocean, Inc., Senior Notes Series C, 1.50%, 12/15/37	$96,000
		2,988,187
	FINANCIAL (4.9%)
250,000	Boston Properties L.P. 3.75%, 5/15/36	248,437
150,000	Digital Realty Trust L.P., Fx, 5.50%, 4/15/29 (2)	184,313
100,000	Host Hotels & Resorts, Inc., Exchangeable Senior Debentures, 2.63%, 4/15/27 (2)	89,500
150,000	NASDAQ OMX Group, Inc. (The), Senior Notes, 2.50%, 8/15/13	131,813
300,000	Old Republic International Corp., Senior Notes, 8.00%, 5/15/12	338,625
200,000	Vornado Realty Trust, Senior Debentures, 3.88%, 4/15/25	205,750
		1,198,438
	INDUSTRIAL (14.9%)
250,000	AAR Corp. 1.75%, 2/1/26	240,000
200,000	AGCO Corp., Senior Subordinated Notes, 1.25%, 12/15/36	187,750
250,000	Alliant Techsystems, Inc., Senior Subordinated Notes, 3.00%, 8/15/24	287,812
300,000	Danaher Corp., 0.0% 1/22/21 (1)	301,500
350,000	EnerSys, Senior Notes, 3.38%, 6/1/38 (3)	315,000
250,000	Fisher Scientific International, Inc., Senior Subordinated Notes, 3.25%, 3/1/24	315,937
300,000	General Cable Corp., Senior Notes, 1.00%, 10/15/12	281,250
100,000	WebMD Health Corp., Senior Notes, 3.13%, 9/1/25	108,125
150,000	Itron, Inc., Senior Subordinated Notes, 2.50%, 8/1/26	177,188

Principal Amount		Value
$100,000	L-1 Identity Solutions, Inc., Senior Notes, 3.75%, 5/15/27 (2)	$89,750
250,000	L-3 Communications Corp. 3.00%, 8/1/35	252,812
300,000	Roper Industries, Inc., SeniorSubordinated Notes, 0.0% 1/15/34 (1) (3)	186,750
100,000	Suntech Power Holdings Co. Ltd., Senior Notes, 3.00%, 3/15/13 (2)	75,125
200,000	Textron, Inc., Convertible Fixed, 4.50%, 5/1/13	310,500
200,000	Trinity Industries, Inc. Subordinated Notes, 3.88%, 6/1/36	146,750
200,000	TTM Technologies, Inc., Senior Notes, 3.25%, 5/15/15	186,250
150,000	Waste Connections, Inc., Senior Notes, 3.75%, 4/1/26	156,938
		3,619,437
	TECHNOLOGY (11.3%)
50,000	CACI International, Inc. 2.13%, 5/1/14	52,063
350,000	EMC Corp., Senior Notes, 1.75%, 12/1/11	411,687
250,000	Informatica Corp., Senior Notes, 3.00%, 3/15/26	301,250
250,000	Intel Corp., Jr. Subordinated Debentures, 2.95%, 12/15/35	228,750
150,000	Maxtor Corp., Senior Notes, 2.38%, 8/15/12	153,563
150,000	Mentor Graphics Corp., Subordinated Debentures, 6.25%, 3/1/26	142,313
150,000	Microchip Technology, Inc., Jr. Subordinated Debentures, 2.13%, 12/15/37	127,500
350,000	Micron Technology, Inc., Senior Notes, 1.88%, 6/1/14	270,812
250,000	NetApp, Inc., Senior Notes, 1.75%, 6/1/13	274,687
200,000	Nuance Communications, Inc. 2.75%, 8/15/27	202,000

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

October 31, 2009

Principal Amount		Value
$350,000	ON Semiconductor Corp., Senior Subordinated Notes, 2.63%, 12/15/26	$331,625
150,000	Sybase, Inc., 3.50%, 8/15/29 (2)	166,875
100,000	Xilinx, Inc., Subordinated Debentures, 3.13%, 3/15/37	83,250
		2,746,375
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (4) (Cost $19,263,065)	20,281,736

Shares		Value
COMMON STOCKS (7.3%)
	ENERGY (1.9%)
500	Devon Energy Corp.	32,355
500	FMC Technologies, Inc. *	26,300
750	Noble Corp.	30,555
2,500	Schlumberger Ltd.	155,500
500	Tenaris S.A. ADR	17,810
1,750	Transocean Ltd. *	146,843
500	Whiting Petroleum Corp. *	28,200
500	Willbros Group, Inc. *	6,570
500	XTO Energy, Inc.	20,780
		464,913
	FINANCIALS (2.0%)
2,500	Affiliated Managers Group, Inc. *	158,725
500	Credit Suisse Group ADR	26,650
500	HDFC Bank Ltd. ADR	55,305
1	Itau Unibanco Banco Multiplo S.A. ADR	9
1,000	JPMorgan Chase & Co.	41,770
1,000	Leucadia National Corp. *	22,470
500	Reinsurance Group of America, Inc.	23,050
2,010	Simon Property Group, Inc.	136,459
500	T. Rowe Price Group, Inc.	24,365
		488,803
	HEALTH CARE (0.5%)
500	Celgene Corp. *	25,525
400	Express Scripts, Inc. *	31,968

Shares		Value
1,000	Illumina, Inc. *	$32,100
1,000	NuVasive, Inc. *	36,290
		125,883
	INDUSTRIALS (1.2%)
500	Bucyrus International, Inc.	22,210
500	Burlington Northern Santa Fe Corp.	37,660
500	Fluor Corp.	22,210
500	Foster Wheeler AG *	13,995
600	FTI Consulting, Inc. *	24,486
500	Honeywell International, Inc.	17,945
500	Navistar International Corp. *	16,570
500	Oshkosh Corp.	15,630
500	Precision Castparts Corp.	47,765
500	SunPower Corp. Class A *	12,405
500	TransDigm Group, Inc.	19,590
500	Triumph Group, Inc.	23,405
500	Woodward Governor Co.	11,755
		285,626
	INFORMATION TECHNOLOGY (0.3%)
500	Cognizant Technology Solutions Corp. Class A *	19,325
1,000	Teradata Corp. *	27,880
500	TNS, Inc. *	14,130
		61,335
	MATERIALS (0.9%)
500	Agrium, Inc.	23,475
2,153	Freeport-McMoRan Copper & Gold, Inc. *	157,944
500	Praxair, Inc.	39,720
		221,139
	TELECOMMUNICATION SERVICES (0.2%)
500	China Mobile Ltd. ADR	23,365
500	Millicom International Cellular S.A. *	31,330
		54,695
	UTILITIES (0.3%)
3,000	NRG Energy, Inc. *	68,970
	TOTAL COMMON STOCKS (Cost $1,663,250)	1,771,364

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Schedule of Investments (unaudited)

Shares		Value
CONVERTIBLE PREFERRED STOCK (7.0%)
	ENERGY (1.0%)
200	El Paso Corp. 4.99%, Pfd (2)(4)	$174,750
1,500	Vale Capital Ltd. Guaranteed Notes Series RIO, 5.50%, Pfd	73,575
		248,325
	FINANCIALS (2.5%)
350	Bank of America Corp. Series L, 7.25%, Pfd	293,069
350	Wells Fargo & Co. Series L, 7.50%, Pfd	313,250
		606,319
	INDUSTRIALS (1.5%)
1,500	Schering-Plough Corp. 6.00%, Pfd	361,875
	MATERIALS (2.0%)
5,000	Celanese Corp. 4.25%, Pfd (4)	175,625
3,000	Freeport-McMoRan Copper & Gold, Inc. 6.75%, Pfd	321,000
		496,625
	TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,474,650)	1,713,144

	TOTAL INVESTMENT SECURITIES (97.6%) (Cost $22,400,965) (5)	23,766,244

Principal Amount		Value
REPURCHASE AGREEMENT (1.7%)
$400,000	With Morgan Stanley, 0.03%, dated 10/30/09, due 11/2/09, delivery value $400,001 (collateralized by $405,000 U.S. Treasury Notes 3.625%, due 1/15/10, with a value of $412,180)	400,000

Principal Amount	Value
TOTAL REPURCHASE AGREEMENTS (4) (Cost $400,000)	$400,000
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)	180,466
NET ASSETS (100%)	$24,346,710
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($24,346,710 ÷ 2,454,973 shares outstanding)	$9.92

*	Non-income producing.
(1)	Zero coupon bond.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(3)	Step Bond - The rate shown is as of October 31, 2009 and will reset at a future date.
(4)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures. (Note 1B)
(5)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures. (Note 1B)
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Statement of Assets and Liabilities at October 31, 2009 (unaudited)

Assets:
Investment securities, at value (Cost - $22,400,965)	$23,766,244
Repurchase agreement (Cost - $400,000)	400,000
Cash	117,102
Interest and dividends receivable	185,842
Receivable for securities sold	164,196
Prepaid expenses	17,219
Receivable for capital shares sold	2,740
Total Assets	24,653,343
Liabilities:
Payable for securities purchased	263,789
Payable for capital shares repurchased	396
Accrued expenses:
Advisory fee	13,259
Service and distribution plan fees	2,121
Directors’ fees and expenses	935
Other	26,133
Total Liabilities	306,633
Net Assets	$24,346,710
Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 2,454,973 shares)	$2,454,973
Additional paid-in capital	25,766,821
Undistributed net investment income	58,192
Accumulated net realized loss on investments and foreign currency	(5,298,555)
Net unrealized appreciation of investments	1,365,279
Net Assets	$24,346,710
Net Asset Value, Offering and Redemption Price per Outstanding Share ($24,346,710 ÷ 2,454,973 shares outstanding)	$9.92

Statement of Operations for the Six Months Ended October 31, 2009 (unaudited)

Investment Income:

Interest	$293,406
Dividends (net of foreign withholding tax of $158)	77,318
Total Income	370,724

Expenses:

Advisory fee	89,292
Service and distribution plan fees	29,764
Auditing and legal fees	27,122
Custodian fees	20,371
Printing and postage	18,180
Registration and filing fees	14,000
Transfer agent fees	11,448
Directors’ fees and expenses	1,464
Insurance	1,301
Other	3,398
Total Expenses Before Custody Credits and Fees Waived	216,340
Less: Advisory Fee Waived	(14,882)
Less: Service and Distribution Plan Fees Waived	(17,858)
Less: Custody Credits	(4)
Net Expenses	183,596
Net Investment Income	187,128

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	567,367
Change in Net Unrealized Appreciation/(Depreciation)	2,199,021
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	2,766,388
Net Increase in Net Assets from Operations	$2,953,516

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Statement of Changes in Net Assets for the Six Months Ended October 31, 2009 (unaudited) and for the Year Ended April 30, 2009

	Six Months Ended October 31, 2009 (unaudited)	Year Ended April 30, 2009
Operations:
Net investment income	$187,128	$255,823
Net realized gain/(loss) on investments and foreign currency	567,367	(5,648,996)
Change in net unrealized appreciation/(depreciation)	2,199,021	(2,155,955)
Net increase/(decrease) in net assets from operations	2,953,516	(7,549,128)
Distributions to Shareholders:
Net investment income	(128,879)	(255,792)
Net realized gain from investment transactions	—	(182,966)
Return of capital	—	(181,638)
Total Distributions	(128,879)	(620,396)
Capital Share Transactions:
Proceeds from sale of shares	736,901	3,865,309
Proceeds from reinvestment of dividends and distributions to shareholders	116,408	564,036
Cost of shares repurchased	(1,466,286)	(4,157,398)
Net increase/(decrease) in net assets from capital share transactions	(612,977)	271,947
Total Increase/(Decrease) in Net Assets	2,211,660	(7,897,577)

Net Assets:
Beginning of period	22,135,050	30,032,627
End of period	$24,346,710	$22,135,050
Undistributed net investment income and distributions in excess of net investment income, respectively, at end of period	$58,192	$(57)

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Value Line Convertible Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose investment objective is to seek high current income together with capital appreciation. The Fund seeks to accomplish its objective by investing primarily in convertible securities.

In June 2009, the FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles topic (105) was issued to establish the FASB Accounting Standards Codification™ (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. On the effective date of this topic, the Codification will supersede all then-existing non-SEC accounting and reporting standards. This topic replaces FAS 162 to indicate this change to the GAAP hierarchy. Topic 105 is effective for fiscal years and interim periods beginning after September 15, 2009.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term exceeds 60 days. Securities for which market quotations are not readily available or which are not readily marketable are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 - Inputs that are unobservable.

In April 2009, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

Value Line Convertible Fund, Inc.

October 31, 2009

The guidance also requires additional disclosures regarding inputs and valuation techniques used, change in valuation techniques and related inputs, if any, and more disaggregated information relating to debt and equity securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Convertible Corporate Bonds & Notes	$0	$20,281,736	$0	$20,281,736
Common Stocks	1,771,364	0	0	1,771,364
Convertible Preferred Stock	1,362,769	350,375	0	1,713,144
Repurchase Agreement	0	400,000	0	400,000

Total Investments in Securities	$3,134,133	$21,032,111	$0	$24,166,244

For the six months ended October 31, 2009, there were no Level 3 investments.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(F) Convertible Securities: It is the Fund’s policy to invest a significant portion of its assets in convertible securities. The return provided by a convertible security is greatly influenced by the performance of the common stock for which it can be exchanged. However, factors such as coupon rate, yield to maturity, years to maturity and premium rates and investment value, which measures the convertible security’s degree of downside price protection, all can have a strong effect on the performance of the convertible security while having no influence on the performance of its underlying common stock. Therefore, convertible securities are not considered derivative financial instruments. In connection with transactions in convertible securities, when the Fund chooses to convert the securities into the underlying common stock at the designated conversion rate, there will be no gain or loss recognized upon conversion and the common stock will reflect the cost of the original convertible security.

Value Line Convertible Fund, Inc.

Notes to Financial Statements (unaudited)

(G) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(H) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(I) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(J) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(K) Subsequent Events: In accordance with the provision set forth in FASB ASC 855-10 (formerly SFAS No. 165), Subsequent Events, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through December 31, 2009. On November 4, 2009, the Securities and Exchange Commission (“SEC”) and Value Line, Inc. (“VLI”), Value Line Securities, Inc. (currently, EULAV Securities, Inc. (“ESI”)), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”) from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. VLI informed the Funds’ Boards that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

Value Line Convertible Fund, Inc.

October 31, 2009

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Six Months Ended October 31, 2009 (unaudited)	Year Ended April 30, 2009
Shares sold	78,613	448,067
Shares issued to shareholders in reinvestment of dividends and distributions	12,070	64,777
Shares repurchased	(155,088)	(444,743)
Net decrease	(64,405)	(68,101)
Dividends per share from net investment income	$0.0520	$0.1038
Distribution per share from net realized gains	$—	$0.0725
Distribution per share from return of capital	$—	$0.0737

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Six Months Ended October 31, 2009 (unaudited)
Purchases:
Investment Securities	$13,302,133
Sales:
Investment Securities	$13,930,643

4. Income Taxes

At October 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$22,800,965
Gross tax unrealized appreciation	$2,239,956
Gross tax unrealized depreciation	($874,677)
Net tax unrealized appreciation on investments	$1,365,279

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

On June 30, 2008, Value Line, Inc. (“Value Line”), the parent company of both the Distributor and the Adviser, reorganized its investment management division into EULAV Asset Management, LLC (“EULAV”), a newly formed, wholly-owned subsidiary. As part of the reorganization, each advisory agreement was transferred from Value Line, Inc. to EULAV and EULAV replaced Value Line, Inc. as the Fund’s investment adviser. The portfolio managers, who are now employees of EULAV, have not changed as a result of the reorganization.

Value Line Convertible Fund, Inc.

Notes to Financial Statements (unaudited)

An advisory fee of $89,292 before fee waivers was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended October 31, 2009. This was computed at an annual rate of ¾ of 1% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses. Effective March 7, 2006, the Adviser voluntarily reduced the advisory fee by 0.125% for one year periods. Effective September 1, 2007 through August 31, 2010, the Adviser contractually agreed to reduce the Fund’s advisory fee by 0.125% for one year periods. The fees waived amounted to $14,882 for the six months ended October 31, 2009. The Adviser has no right to recoup previously waived amounts.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by EULAV Securities, Inc. (the “Distributor”, a wholly-owned subsidiary of Value Line, Inc.) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended October 31, 2009, fees amounting to $29,764 before fee waivers were accrued under the Plan. Effective March 7, 2006, the Distributor voluntarily reduced the fee by 0.15%. Effective September 1, 2007 through August 31, 2010, the Distributor contractually agreed to reduce the distribution plan fee by 0.15% for one year periods. The fee waiver amounted to $17,858 for the six months ended October 31, 2009. The Distributor has no right to recoup previously waived amounts.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a directors of the Fund. At October 31, 2009, the officers and director of the Fund as a group owned 335 shares, representing less than 1% of the outstanding shares.

Value Line Convertible Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended October 31, 2009 (unaudited)
			Years Ended April 30,
			2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.79		$12.25	$13.61	$12.78	$11.06	$11.31

Income from investment operations:

Net investment income	0.08		0.11	0.17	0.27	0.23	0.19
Net gains or (losses) on securities (both realized and unrealized)	1.10		(3.32)	(0.15)	0.87	1.65	(0.19)
Total from investment operations	1.18		(3.21)	0.02	1.14	1.88	—

Less distributions:

Dividends from net investment income	(0.05)		(0.11)	(0.20)	(0.31)	(0.16)	(0.25)
Distributions from net realized gains	—		(0.07)	(1.18)	—	—	—
Return of capital	—		(0.07)	—	—	—	—
Total distributions	(0.05)		(0.25)	(1.38)	(0.31)	(0.16)	(0.25)
Net asset value, end of period	$9.92		$8.79	$12.25	$13.61	$12.78	$11.06
Total return	13.46	%(3)	(26.18)%	(0.02)%	9.12%	17.06%	(0.05)%

Ratios/Supplemental Data:

Net assets, end of period (in thousands)	$24,347		$22,135	$30,033	$33,661	$36,526	$38,665
Ratio of expenses to average net assets(1)	1.82	%(4)	1.91%	1.67%	1.45%	1.39%	1.53%
Ratio of expenses to average net assets(2)	1.54	%(4)	1.62%	1.37%	1.16%	1.34%	1.52%
Ratio of net investment income to average net assets	1.57	%(4)	1.05%	1.28%	2.10%	1.85%	1.68%
Portfolio turnover rate	59	%(3)	160%	139%	123%	82%	122%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.90%, 1.65%, 1.43%, 1.38%, 1.52% as of April 30, 2009, 2008, 2007, 2006 and 2005, respectively and would have been unchanged for the six months ended October 31, 2009.

(2)
Ratio reflects expenses net of the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor and net of custody credit arrangement.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Convertible Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc.	None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director (Lead Independent Director since 2008)	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004.	None

Value Line Convertible Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, 2004 to 2006; President and Manager, Gemini Fund Services, LLC, 2004 to 2006; Director of Constellation Trust Company, 2004 to 2009.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

* Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com

Value Line Convertible Fund, Inc.

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Value Line Convertible Fund, Inc.

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Value Line Convertible Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 9.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of the date within 90 days of filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)	Not applicable.

(b)	(1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Value Line Convertible Fund, Inc.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	January 8, 2010